QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Bionutrics, Inc. (the "Company") for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karen J. Harwell, Controller and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report, to which this certification is attached as Exhibit 99.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the report and results of operations of the Company for the period covered by the report.

/s/ KAREN J. HARWELL Karen J. Harwell
Controller and Chief Accounting Officer September 12, 2002

QuickLinks

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002